Pearson	12 Months Ended
Apr. 27, 2013
Pearson
13.	Pearson

On December 21, 2012, NOOK Media entered into an agreement with a subsidiary of Pearson to make a strategic investment in NOOK Media. That transaction closed on January 22, 2013, and Pearson invested approximately $89,500 of cash in NOOK Media at a post-money valuation of approximately $1,789,000 in exchange for preferred membership interests representing a 5% equity stake in NOOK Media. Following the closing of the transaction, the Company owns approximately 78.2% of the NOOK Media subsidiary and Microsoft, which also holds preferred membership interests, owns approximately 16.8%. The preferred membership interests have a liquidation preference equal to the original investment. In addition, NOOK Media granted warrants to Pearson to purchase up to an additional 5% of NOOK Media under certain conditions at a pre-money valuation of NOOK Media of approximately $1,789,000. The fair value of the preferred membership interests warrant liability was calculated using the Monte Carlo simulation approach.

This methodology values financial instruments whose value is dependent on an underlying total equity value by sampling random paths for the total equity value. The assumptions that are analyzed and incorporated into the model include closing date, valuation date, sales price of the preferred membership interests and warrants, warrant expiration date, time to liquidity event, risk-free rate, volatility, various correlations and the probability of meeting the net sales target. Based on the Company’s analysis, the total fair value of preferred membership interest warrants as of the valuation date was $1,700 and was recorded as a noncurrent asset and a long term liability. The noncurrent asset is being amortized over the vesting period in line with its net sales target.

At closing, NOOK Media and Pearson entered into a commercial agreement with respect to distributing Pearson content in connection with this strategic investment.